UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024 (September 27, 2024)

Commission File Number: 1-14225

HNI Corporation

Iowa	42-0617510
(State of incorporation)	(IRS Employer Identification No.)
600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2024, Marshall H. Bridges notified HNI Corporation (the “Corporation” or “HNI”) of his decision to retire as Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”), effective December 28, 2024. In his current capacity, Mr. Bridges has served as the Corporation’s principal financial officer.

On October 1, 2024, the Board of Directors appointed Vincent Paul (VP) Berger II as Executive Vice President (“EVP”) and CFO, effective December 29, 2024, to succeed Mr. Bridges as the Corporation’s principal financial officer. Mr. Berger, age 52, is a 27-year HNI member, serving, since 2016 as EVP and President of Hearth and Home Technologies LLC, the Corporation’s Residential Building Products segment. Mr. Berger is a certified public accountant and an experienced business executive with more than 30 years of experience in various finance, operational and leadership roles.

Effective October 13, 2024, Mr. Berger will receive a base salary at an annual rate of $575,500. Mr. Berger will participate in the Corporation’s executive annual incentive plan, long-term incentive plan, profit-sharing retirement plan, health and welfare programs, and other benefits programs described in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2024.

There is no arrangement or understanding between Mr. Berger and any other person pursuant to which he was appointed as EVP and CFO, and there are no transactions with respect to related persons involving Mr. Berger.

The press release announcing Mr. Bridges’s retirement from his position as SVP and CFO and Mr. Berger’s appointment as EVP and CFO is filed as Exhibit 99.1 to this report and incorporated by reference into this Item 5.02.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of HNI Corporation issued on October 3, 2024
104	Cover Page Interactive Data File

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	October 3, 2024	By:	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel, and Secretary